EXHIBIT 24



                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Schering-Plough Corporation, a New Jersey corporation (herein called the "Corporation"), does hereby constitute and appoint Jack L. Wyszomierski and Thomas H. Kelly, or any of them, his or her true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the registration under said Act of shares of Common Stock of the Corporation to be issued under the Schering-Plough Employees' Savings Plan (the "Plan") and interests to be offered or sold pursuant to the Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign the respective names of the undersigned officers and/or directors as indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to the registration of such shares of Common Stock and interests and/or to any amendments or supplements to such Registration Statement, and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 22nd day of June, 1999.


/s/Richard Jay Kogan                       /s/Donald L. Miller
Richard Jay Kogan, Chairman of the         Donald L. Miller
Board and Chief Executive Officer;         Director
Director


/s/Raul E. Cesan                           /s/H. Barclay Morley
Raul E. Cesan, President and               H. Barclay Morley
Chief Operating Officer; Director          Director


/s/Hugh A. D'Andrade                       /s/Carl E. Mundy, Jr.
Hugh A. D'Andrade, Vice Chairman           Carl E. Mundy, Jr.
of the Board and Chief                     Director
Administrative Officer; Director


/s/Jack L. Wyszomierski                    /s/Richard de J. Osborne
Jack L. Wyszomierski, Executive            Richard de J. Osborne
Vice President and Chief Financial         Director
Officer



/s/Thomas H. Kelly                         /s/Patricia F. Russo
Thomas H. Kelly, Vice President            Patricia F. Russo
and Controller; Principal                  Director
Accounting Officer


/s/Hans W. Becherer                        /s/William A. Schreyer
Hans W. Becherer                           William A. Schreyer
Director                                   Director


/s/David C. Garfield                       /s/Robert F. W. van Oordt
David C. Garfield                          Robert F. W. van Oordt
Director                                   Director


/s/Regina E. Herzlinger                    /s/James Wood
Regina E. Herzlinger                       James Wood
Director                                   Director


/s/Robert P. Luciano
Robert P. Luciano
Director


                          POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned members of the Employee Benefits Committee of Schering-Plough Corporation, a New Jersey corporation (herein called the "Corporation"), does hereby constitute and appoint William J. Silbey and Thomas H. Kelly, or any of them, his or her true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the registration under said Act of shares of Common Stock of the Corporation to be issued under the Schering-Plough Employees' Savings Plan (the "Plan") and interests to be offered or sold pursuant to the Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign the respective names of the undersigned officers and/or directors as indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to the registration of such shares of Common Stock and interests and/or to any amendments or supplements to such Registration Statement, and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 22nd day of June, 1999.


/s/John P. Ryan                      /s/William J. Silbey
John P. Ryan, Chairman               William J. Silbey, Member


/s/Daniel A. Nichols                 /s/Vincent Sweeney
Daniel A. Nichols, Member            Vincent Sweeney, Member


/s/E. Kevin Moore
E. Kevin Moore, Member







51031                                      - 2 -


-2-

51031